Neuro Nutrition, Inc.

                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS

                  FOR THE NINE-MONTHS ENDED SEPTEMBER 30, 2005



                              FINANCIAL STATEMENTS

             Report of Independent Registered Public Accounting Firm


JASPERS + HALL, PC
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
9175 E. Kenyon Avenue, Suite 100
Denver, CO 80237
303-796-0099

To the Board of Directors
Neuro Nutrition, Inc.


We have audited the accompanying balance sheet of Neuro Nutrition, Inc., a development stage company, as of September 30, 2005, and the related statements of operations, stockholders' deficit and cash flows for the nine month period ended September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standard No. 1 of the Public Company Accounting Oversight Board (United States). This standard requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neuro Nutrition, Inc., as of September 30, 2005, and the results of their operations and their cash flows for the nine month period ended September 30, 2005 then ended in conformity with accounting principles generally accepted in the United States of America.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's recurring losses from operations and its difficulties in generating sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Jaspers + Hall, PC
Denver, Colorado
November 17, 2005
/s/Jaspers + Hall, PC

                           Neuro Nutrition Inc.
                      (A Development Stage Company)
                             Balance Sheets

                                               September 30       December 31
                                                       2005              2004
                                                -----------       -----------
ASSETS
    Cash and cash equivalents                  $     67,404       $         0
    Accounts Receivable - trade                       1,446                 0
    Accounts Receivable - officer                     3,898                 0
    Inventory                                       103,640                 0
    Prepaid Expenses                                  8,904                 0
                                                 ----------       -----------
   Total Current Assets                             185,292                 0

Other Assets:
    Fixed Assets (Net)                                2,687                 0
    Product Design & Trademark (Net)                241,667                 0
                                                 ----------       -----------
  Total Other Assets                                244,354                 0
                                                 ----------       -----------
TOTAL ASSETS                                     $  429,646       $         0
                                                 ==========       ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
   Accounts Payable - Trade                      $  154,862       $         0
   Accounts Payable - Other                           3,597                 0
   Accrued Expenses                                  23,141                 0
   Convertible Notes Payable                        345,000                 0
                                                -----------       -----------
     Total Current Liabilities                      526,600                 0
                                                -----------       -----------
Stockholders' Deficit
   Common Stock: par value of $0.001,
     50,000,000 shares authorized, and
     8,300,000 shares and 0 shares issued
     and outstanding respectively                     8,300                 0
   Additional paid-in capital                       124,900                 0
   Deficit accumulated during
     the development stage                         (230,154)                0
                                                 ----------       -----------
TOTAL STOCKHOLDERS' DEFICIT                         (96,954)                0
                                                 ----------       -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT                            $  429,646       $         0
                                                 ==========       ===========

The accompanying notes are an integral part of these financial statements.





                              Neuro Nutrition Inc.
                          (A Development Stage Company)
                             Statement of Operation

                                          July 23, 2004          July 23, 2004                    Nine-Months
                                        (Inception) to         (Inception) to                          Ended
                                      September 30, 2004      December 31, 2004             September 30, 2005
                                      ------------------     ------------------             ------------------
Sales revenues                            $  17,573              $       0                      $  17,573
Cost of goods sold                           11,835                      0                         11,835
                                          ---------              ---------                      ---------
   Gross profit                               6,765                      0                          6,765
                                          ---------              ---------                      ---------
Operating Expenses
   General and administrative               209,451                      0                        209,451
   Depreciation and amortization              8,524                      0                          8,524
                                          ---------              ---------                      ---------
   Total Operating Expenses                 217,975                      0                        217,975
                                          ---------              ---------                      ---------
Other Income and Expenses
   Interest Expense                         (17,917)                     0                        (17,917)
                                          ---------              ---------                      ---------
Net Other Income (Expense)                  (17,917)                     0                        (17,917)
                                          ---------              ---------                      ---------
Net Loss                                  $(230,731)             $       0                      $(230,731)
                                          =========              =========                      =========

Per Share Information
Profit (Loss) per common share
  Basic                                                                                         $   (0.04)
  Fully Diluted                                                                                     (0.04)
                                                                                                 ========
Weighted average number of shares
outstanding                                                                                     6,250,183
                                                                                                =========


The accompanying notes are an integral part of these financial statements.







                              Neuro Nutrition, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
                                 Indirect Method


                                                                     July 23, 2004                 July 23, 2004
                                           Nine-Months Ended        (Inception) to                 (Inception) to
                                          September 30, 2005       December 31, 2004            September 30, 2004
                                          ------------------      ------------------            ------------------
Cash Flows from Operating Activities:
   Net Profit (Loss)                              $ (230,154)              $       0                    $ (230,154)
 Adjustments to reconcile net loss
    to net cash used
    by operating activities
  Stock Issuance for services                            275                       0                           275
  Amortization and depreciation                        8,524                       0                         8,524
  Decrease (increase) Accounts Receivable             (5,344)                      0                        (5,344)
  Decrease (increase) in other assets               (112,544)                      0                      (112,544)
  Increase (Decrease) in Accounts Payable             51,374                       0                        51,374
  Increase (Decrease) in Accrued Expenses              5,126                       0                         5,126
                                                     -------                 -------                       -------
Net Cash Provided (used)
   by Operating Activities                          (282,743)                      0                      (282,743)
                                                     -------                 -------                       -------
Cash Flows from Investing Activities:
   Equipment acquired                                 (2,878)                      0                        (2,878)
                                                     -------                 -------                       -------
Net Cash from Investing Activities                    (2,878)                      0                        (2,878)
                                                     -------                 -------                       -------
Cash Flows from Financing Activities
   Proceeds (redemption) Notes                       345,000                       0                       345,000
   Proceeds from stock issuance                        8,025                       0                         8,025
                                                     -------                 -------                       -------
Net Cash provided (used) by
   Financing Activities                              353,025                       0                       353,025
                                                     -------                 -------                       -------
Increase (Decrease) in Cash                           67,404                       0                        67,404

Cash and Cash Equivalents - Beginning of Period            0                       0                             0
                                                     -------                 -------                      --------
Cash and Cash Equivalents - End of Period           $ 67,404                 $     0                      $ 67,404
                                                    ========                 =======                      ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

 Cash paid for interest expense                     $      0                 $     0                      $      0
                                                    ========                 =======                      ========
 Cash paid for income taxes                         $      0                 $     0                      $      0
                                                    ========                 =======                      ========
NON-CASH TRANSACTIONS
 Stock issued for services                          $    275                 $     0                      $    275
 Acquisition Rosedale name
  for 250,000 common shares plus
  $125,000 as a payable                             $250,000                 $     0                      $250,000
                                                    ========                 =======                      ========

The accompanying notes are an integral part of these financial statements.





                              Neuro Nutrition, Inc.
                          (A Development Stage Company)
                       Statement of Stockholders' Deficit

                                                                     Deficit
                                                                 Accumulated
                                                     Additional       during
                                  Common Stock          Paid-In  Development
                                  Shares    Amount      Capital        Stage      Totals
                                  ------    ------      -------     --------    --------
Balance -  December 31, 2004           -    $    -       $    -       $    -    $      -
Common Stock issued for cash   7,775,000     7,775          150            -       7,925
Common Stock for brand name      250,000       250      124,750            -     125,000
Common Stock for services        275,000       275            -            -         275
Net loss                               -         -            -     (230,154)   (230,154)
                              ----------    ------     --------    ---------   ----------
Balance - September 30, 2005   8,300,000    $8,300     $124,900    $(230,154)  $ (96,954)
                              ==========    ======     ========     ========   =========

The accompanying notes are an integral part of these financial statements.

Neuro Nutrition, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2005


Note 1 - The Company

The Company was incorporated on July 23, 2004, as 4 Your Life Nutrition Inc., in the state of Colorado, and has been in the development stage since. There was no activity until January 2005. On January 6, 2005, the Company's name was changed to Neuro Nutrition Inc. It is primarily organized for the purpose of distributing health supplements. The Company's fiscal year ends December 31.

Note 2 - Going Concern

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company is a development stage company and has earned limited revenue from operations. The Company's current liabilities exceed current assets by $341,308. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital or locate a merger candidate and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management is seeking new capital to revitalize the Company.

Note 3 - Summary of Significant Accounting Policies


         Cash and Cash Equivalents
         The Company maintains the majority of its cash accounts at a commercial bank. The total cash balance is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000 per commercial bank. As of September 30, 2005, the Company had zero amounts in excess of the FDIC insured limits. For purposes of the statement of cash flows, the Company considers all cash and highly liquid investments with initial maturities of three months or less to be cash equivalents.

         Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates may be materially different from actual financial results. Significant estimates include the recoverability of long-lived assets and the collectibility of accounts receivable.


         Accounts Receivable

          The Company grants limited credit to customers within the United States of America. Almost all retail transactions are charged against the customer's credit card account before shipment. Property and Equipment

         Property and equipment, including renewals and betterments, are stated at cost. No assets were held under capital leases. The value of Property and Equipment was limited to investments in two computers, and limited furniture. Depreciation is computed on the straight-line method over the following estimated useful lives of the related assets, which range from two to five years, and are as follows:

                  Furniture and fixtures           5 years
                  Equipment - electronic           2 years


         Long Lived Assets

         The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long lived assets impairment is determined by management. At September 30, 2005, the Company's management believes there is no impairment of its long-lived assets. There can be no assurance however, that market conditions will not change or demand for the Company's services will continue, which could result in impairment of long-lived assets in the future.

         Revenue Recognition

         Revenue from products are recognized at the time goods are shipped to the customer.

         Loss Per Share of Common Stock

         Basic net loss per share of common stock is computed using the weighted average number of common stock outstanding during the period. Diluted net loss per share, does not differ from basic net loss per share since potential common shares from stock options and warrants are anti-dilutive for all periods presented and are therefore excluded from the calculation.

         Fair Value of Financial Instruments

         The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

         Other Comprehensive Income

         The Company has no material  components of other  comprehensive  income
         (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

         Federal Income Taxes

         The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when differences are expected to reverse.


         Segment Information

         The Corporation operates primarily in a single operating segment, selling health supplements in the consumer market.

         Stock Based Compensation

         The company issued stock to certain contractors for their performed services, and warrants to one officer for his services. The value of the shares and the warrants were expensed as professional fees. The warrant value was determined by applying SFAS No. 123R and EITF 98.16. The used method was Black-Scholes based on variables derived from a similar public company with a trading history. Volatility was set at 134% and the risk free rate at 4.2%. No other stock based compensation was granted.

Note 4 - Accounts Receivable

The Company has limited past experience, and had on September 30, 2005, a limited value in the amount of $1,446 in Accounts Receivable outstanding. No Allowance for Doubtful Accounts was created.


Note 5 - Accounts  Receivable  - Officer

Accounts Receivable Officer include $3,898 advance to an officer and a shareholder. No Allowance for Doubtful Accounts was created.

Note 6 - Inventory

Inventory at September 30, 005, consisted of the following:
     Raw materials       $98,000
     Finished goods        5,640
                        --------
     Total              $103,640
                        ========

Note 7 - Property and Equipment
Property and equipment were comprised of the following at September 30, 2005:

                                    Cost    Acc. Depreciation     Net Book
Furniture and fixtures         $   1,460                  (73)       1,387
Equipment - computers              1,417                 (118)       1,299
                                   -----                 -----       -----
Total                          $   2,877                 (191)       2,687
                                   =====                 =====       =====

Note 8 - Convertible Notes Payable

Convertible notes payable as of September 30, 2005 consisted of the following:
         $ 50,000 Note payable, convertible into 100,000 shares, due May 27, 2006, incurring interest at 10%, attached to the note are 100,000 warrants exercisable at $0.625 per share.

         $ 25,000 Note payable, convertible into 50,000 shares, due June 7, 2006, incurring interest at 10%.

         $ 50,000 Note payable, convertible into 100,000 shares, due May 27, 2006, interest at 10%.

         $ 75,000 Note payable, convertible into 150,000 shares, due May 27, 2006, incurring interest at 10%, attached to the note are 150,000 warrants exercisable at $0.625 per share.

         $ 20,000 Note payable, convertible into 40,000 shares, due February 28, 2006, incurring interest at 15%, attached to the note are 40,000 warrants exercisable at $0.65 per share.

         $ 50,000 Note payable, convertible into 100,000 shares, due February 28, 2006, incurring interest at 15%, attached to the note are 100,000 warrants exercisable at $0.65 per share.

         $75,000          Note payable,  convertible into 150,000 shares,
                          due May 27, 2006, incurring interest at 10%, attached to the note are 150,000 warrants exercisable at $0.625 per share.
         --------
         $345,000         Total Convertible Notes Payable. All these notes are
                          unsecured.
         ========

Note 9 - Accrued Expenses

Accrued expenses consisted of the following at September 30, 2005:
     Sales Tax Payable   $    97
     Accrued Wages         3,589
     Accrued Benefits      1,538
     Interest Payable     17,917
                        --------
     Total              $ 23,141
                        ========

Note 10 - Commitments and Contingencies

         Operating Rental Leases

         The Company leases its office in Boulder, CO, under a rental operating lease with monthly payments of $875 on a month to month basis.

         Litigation

         The Company may be involved from time to time in various claims, lawsuits, and disputes with third parties, action involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation which management believes could have a material adverse effect on its financial position.

Note 11 - Capital Stock Transactions

The  Company's  Board  of  Directors   approved  the  following   capital  stock
transactions:

+ Issuance of 7,775,000 shares of common stock for $7,775 in cash at par value. + Issuance of 250,000 shares of common stock for a brand name, valued at $125,000. + Issuance of 275,000 shares of common stock for services, valued at $275.

Note 12 - New Accounting Pronouncements

In February 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150"). The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003, and otherwise are effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. The Company has not issued any financial instruments with such characteristics.

In December 2003, the FASB issued FASB  Interpretation  No. 46 (revised December
2003), "Consolidation of Variable Interest Entities" (FIN No. 46R"), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN No. 46R replaces FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", which was issued in January 2003. Companies are required to apply FIN No. 46R to variable interests in variable interest entities ("VIEs") created after December 31, 2003. For variable interest in VIEs created before January 1, 2004, the Interpretation is applied beginning January 1, 2005.

For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The Company does not have any interest in any VIE.

In December 2004, the FASB issued SFAS No 123(R)(revised 2004), Share-Based Payment" which amends FASB Statement No. 123 and will be effective for public companies for interim or annual periods after June 15, 2005. The new standard will require entities to expense employee stock options and other share-based payments. The new standard may be adopted in one of three ways - the modified prospective transition method, a variation of the modified prospective transition method or the modified retrospective transition method. The Company is evaluation how it will adopt the standard and evaluating the effect that the adoption of SFAS 123(R) will have on our financial position and results of operations.

In November 2004, the FASB issued SFAS No 151, Inventory Costs, an amendment of ARB No. 43, Chapter. This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling cost, and wasted material (spoilage). Paragraph 5 of ARB No. 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges." SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the prospectively and are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for inventory costs incurred during fiscal years beginning after the date this Statement was issued. The adoption of SFGAS No. 151 is not expected to have a material impact on the Company's financial position and results of operations.

In December 2004, the FASB issued SFAS No.153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for non-monetary exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 is not expected to have a material impact on the Company's financial position and results of operations.

In March 2005, the FASB issued FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations" ("FIN 47"). FIN 47 provides guidance relating to the identification of and financial reporting for legal obligations to perform an asset retirement activity. The Interpretation requires recognition of a liability for the fair value of a conditional asset retirement obligation when incurred if the liability's fair value can be reasonably estimated. FIN 47 also defines when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provision is effective no later than the end of fiscal years ending after December 15, 2005. The Company will adopt FIN 47 beginning the first quarter of fiscal year 2006 and does not believe the adoption will have a material impact on its consolidated financial position or results of operations or cash flows.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" ("SFAS 154") which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in
Interim Financial Statements-An Amendment of APB Opinion No. 28." SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and a correction of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company in the first quarter of 2006. The Company is currently evaluating the effect that the adoption of SFAS 154 will have on its results of operations and financial condition but does not expect it to have a material impact.

In June 2005, the Emerging Issues Task Force, or EITF, reached a consensus on Issue 05-6, Determining the Amortization Period for Leasehold Improvements, which requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase. EITF 05-6 is effective for periods beginning after July 1, 2005. We do not expect the provisions of this consensus to have a material impact on the financial position, results of operations or cash flows.